UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 01/24/2007

API NANOTRONICS CORP.

(Exact Name of registrant as specified in its charter)

Commission File Number: 000-29429

DE	510388133
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

505 University Avenue, Suite 1400, Toronto, Ontario, Canada	M5G 1X3
(Address of principal executive offices)	(zip code)

(416) 593-6543

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items to be Included in this Report

Explanatory Note

API Nanotronics Corp. (the “Corporation”) acquired National Hybrid, Inc. and Pace Technology, Inc. (collectively, “National Hybrid Group”) on January 25, 2007 and reported this transaction on Form 8-K filed on January 30, 2007. As allowed by such form, certain financial information required by Item 9.01 was omitted from the initial Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a) This amendment to Form 8-K is filed to incorporate by reference into the previously filed Form 8-K referenced above (i) the audited financial statements and unaudited interim financial statements for the National Hybrid Group and (ii) unaudited pro forma financial information for the Corporation reflecting the effect of the acquisition of the National Hybrid Group. This financial information was filed with the Securities and Exchange Commission on February 2, 2007 as part of Post-Effective Amendment No. 1 to the Corporation’s registration statement on Form S-1 (File No. 333-136586). See pages 79 to 85 and F-63 to F-98 of such amendment.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 12, 2007	API NANOTRONICS CORP.

	By:	/s/ Phillip DeZwirek
Phillip DeZwirek
Chief Executive Officer

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